                                  SCHEDULE 14C
                                 (RULE 14C-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT


                               (AMENDMENT NO. 2)


                            SCHEDULE 14C INFORMATION
       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:


[ ] Preliminary information statement       [ ] Confidential, for use of the
                                                Commission only (as permitted by Rule
                                                14c-5(d)(2))
[X] Definitive information statement


                      3CI COMPLETE COMPLIANCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14-c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials:

          ----------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          ----------------------------------------------------------------------

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No:

          ----------------------------------------------------------------------


     (3)  Filing Party:


          ----------------------------------------------------------------------


     (4)  Date Filed:


          ----------------------------------------------------------------------

                      3CI COMPLETE COMPLIANCE CORPORATION
                                 910 PIERREMONT
                                   SUITE 312
                          SHREVEPORT, LOUISIANA 71106


                               FEBRUARY 27, 1998



                             INFORMATION STATEMENT



     This Information Statement is being mailed to the stockholders of 3CI Complete Compliance Corporation (the "Company") commencing on or about February 27, 1998, in connection with the previous approval by the board of directors of the Company of the corporate actions referred to below and their subsequent adoption by the majority stockholder of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                 ACTIONS TAKEN


     The Company, as authorized by the necessary approvals of the board of directors and the Company's majority stockholder, has approved the adoption of an amendment, in the form of Exhibit A hereto (the "Amendment"), to the Company's Certificate of Incorporation, as amended, to (i) increase the authorized preferred stock, without par value ("Preferred Stock"), of the Company from 1,000,000 shares to 16,050,000 shares; and (ii) increase the authorized common stock, par value $.01 per share ("Common Stock"), of the Company from 15,000,000 shares to 40,450,000 shares. The Amendment was adopted to facilitate the conversion of $7,000,000 of debt (the "Debt Conversion") owed by the Company to Waste Systems, Inc. ("WSI"), the Company's largest stockholder, in exchange for 1,000,000 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock"), the exchange of the Series A Preferred Stock for 7,000,000 shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock"), and the conversion of an additional $750,000 of debt owed by the Company to WSI to 750,000 shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred Stock"). The form of the Certificate of Designation of the Series A Preferred Stock is attached hereto as Exhibit B, the form of the Certificate of Designation of the Series B Preferred Stock is attached hereto as Exhibit C, and the form of the Certificate of Designation of the Series C Preferred Stock is attached hereto as Exhibit D. The majority stockholder consent with respect to the Amendment, and the Debt Conversion, will take effect 20 days after the mailing of this Information Statement or on such other date as may be specified by the board of directors. A complete summary of each of these matters is set forth herein.


                             NO DISSENTERS' RIGHTS

     None of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

                                 THE AMENDMENT

PURPOSE OF THE AMENDMENT AND THE DEBT CONVERSION


     The Company has adopted the Amendment to increase its authorized capital stock from 1,000,000 shares of Preferred Stock to 16,050,000 shares and to increase its authorized Common Stock from 15,000,000 shares to 40,450,000 shares. The Amendment was adopted in connection with the Debt Conversion. The increase in authorized Common Stock will provide the Company sufficient Common Stock for issuance upon conversion of the Series A Preferred Stock, and for issuance in connection with any future financing activities or corporate acquisition using the Company's Common Stock. In addition, the Debt Conversion will enable the Company to remain in compliance with the continued listing requirements of the Nasdaq Small-Cap Market, which is the principal market upon which the Common Stock is traded.



     Prior to February 23, 1998, a company listed on the Nasdaq Small-Cap Market was required to maintain a capital surplus of at least $1,000,000 (the "Capital Surplus Requirement"). In addition, the common stock of a Nasdaq Small-Cap Market company was required to maintain a minimum bid price of at least $1.00 (the "Minimum Bid Price Requirement"), or as an alternative, maintain capital surplus of $2,000,000 and a market value of the company's public float of at least $1,000,000 (the "Alternate Bid Price Requirement"). On January 24, 1997, the Nasdaq Stock Market informed the Company that as of the Company's fiscal year ended September 30, 1996, the Company's capital and surplus was less than $1,000,000. The Nasdaq Stock Market informed the Company that the Company's Common Stock would be subject to de-listing effective on the close of business on February 7, 1997, unless the Company could provide information demonstrating that the Company currently meets and can maintain compliance with the Capital Surplus Requirement. On January 29, 1997, the Nasdaq Stock Market informed the Company that the Company was not in compliance with the Minimum Bid Price Requirement or the Alternate Bid Price Requirement. The Nasdaq Stock Market informed the Company that the Common Stock would be de-listed unless the Company could demonstrate compliance on or before the end of the 90 day period ended April 29, 1997.


     By letter dated February 7, 1997, the Company submitted a written plan to come into compliance with the Capital Surplus Requirement. By letter dated February 13, 1997, the Nasdaq Stock Market informed the Company that it had determined that the Company should be removed from listing because the Company's plan failed to demonstrate its ability to achieve and sustain compliance with the Capital Surplus Requirement. By letter dated February 19, 1997, the Company requested an oral hearing before the Nasdaq Stock Market regarding the de-listing of its Common Stock.

     On March 13, 1997, the Company attended an oral hearing before a panel of the Nasdaq Stock Market with respect to the Company's ability to comply with and sustain the Capital Surplus Requirement. At that hearing, the Company informed the Nasdaq Stock Market that WSI had agreed to convert $6,000,000 of the debt owed to WSI by the Company into 6,000,000 shares of the Company's Series A Preferred Stock. After such debt conversion, the Company would have a positive capital surplus of approximately $1.5 million, and therefore, the Company would be in compliance with the Capital Surplus Requirement. The Nasdaq panel noted that although the issue was not technically before the panel, the Company also had failed to maintain the Minimum Bid Price Requirement for continued listing, but that the Company could meet the Alternate Bid Price Requirement by converting an additional amount of WSI debt into Series A Preferred Stock and maintaining a $1,000,000 public float.


     After the Nasdaq hearing, WSI agreed to convert an aggregate of $7,000,000 (a $1,000,000 increase from the originally proposed $6,000,000) of its debt from the Company into Series A Preferred Stock pursuant to the Debt Conversion. As a result, the Company was in continued compliance with the then existing Capital Surplus and Alternate Bid Price Requirements.



     In June 1997, WSI consummated the Debt Conversion by converting $7,000,000 of debt owed to it by the Company into 1,000,000 shares of Series A Preferred Stock, with no par value, at $7.00 per share or $7,000,000, to WSI, the Company's majority shareholder. The Series A Preferred Stock has cumulative dividends from the second anniversary of the original issuance date of the Series A Preferred Stock, at the rate of $.5775 per share per annum, and no more, payable quarterly on the 15th day of July, October, January and

April of each year, commencing with a payment on July 15, 1999, accrued from the second anniversary of the original issuance date of the Series A Preferred Stock. Accruals of dividends shall not bear interest.



     The terms of the Series A Preferred Stock were determined through negotiation between WSI and the Company. The shareholders of WSI believe their interest is aligned with the interests of the Company's minority shareholders in maintaining the listing of the Common Stock on the Nasdaq Small-Cap Market. WSI has in the past funded the Company's cash requirements through loans to the Company. The interest on the loans has been added to principal, with the result that the Company has never paid any interest payments due in cash. The Company does not have sufficient cash flow to repay the loans to WSI. Moreover, the Company does not have a source of independent capital that can provide funds necessary for the Company to come into compliance with the Nasdaq Small-Cap Market's continued listing requirements. Therefore, the Company believes that the conversion of a portion of the Company's debt to Series A Preferred Stock was appropriate.



     The Company and WSI believe that a premium to WSI is appropriate in the conversion ratio of the Series A Preferred Stock constitutes appropriate compensation to WSI for extending loans to the Company and for taking the financial risk in converting its debt to equity. The $7.00 per share purchase price for the Series A Preferred Stock is in excess of the current market price of the Company's Common Stock. The Company and WSI believe that the Company would have been unable to obtain $7,000,000 of financing from any other source, and even if such a source of financing could be found, it would likely be on terms less favorable to the Company than the terms of the Series A Preferred Stock. The terms of the Series A Preferred Stock were approved by unanimous consent of the Company's board of directors, including directors unaffiliated with WSI. Therefore, the Company believes that the terms of the Series A Preferred Stock are in the Company's best interest and are fair, from a financial point of view, to the Company's minority shareholders.



     Upon filing and approval of the Amendment, the Company will designate 7,000,000 shares as Series B Preferred Stock and exchange them for the 1,000,000 shares of Series A Preferred Stock. On February 23, 1998, the Nasdaq Small-Cap Market capital surplus requirement for continued listing was increased to $2,000,000 (the "New Capital Surplus Requirement"). To meet the New Capital Surplus Requirement, on February 19, 1998, the Company and WSI agreed to convert an additional $750,000 of debt owed to WSI by the Company into 750,000 shares of Series C Preferred Stock to be designated and issued to WSI after the Amendment is filed and approved. After the debt conversion the Company would have a capital surplus of approximately $2.23 million, and therefore, the Company would be in compliance with the New Capital Surplus Requirement.



     The Series B or Series C Preferred Stock will have cumulative dividends from the second anniversary of the original issuance date of the Series B or Series C Preferred Stock, at the rate of $.0825 per share per annum, and no more, payable quarterly on the 15th day of July, October, January and April of each year, commencing with a payment on July 15, 1999, accrued from the second anniversary of the original issuance date of the Series B or Series C Preferred Stock. Accruals of dividends shall not bear interest. The Series B or Series C Preferred Stock may be converted at any time on or after the second anniversary of the original issuance thereof, in whole but not in part, into full shares of Common Stock of the Company with a Market Price (defined below) of $7,000,000 for Series B or $750,000 for Series C based on a conversion rate determined by
(i) dividing $7,000,000 for Series B or $750,000 for Series C by the Market Price of the Common Stock on the date of the related Conversion Notice (defined below), (ii) plus an amount of cash determined by subtracting the quotient calculated in (i) and subtracting from $7,000,000 for Series B or $750,000 for Series C; provided however, that at the option of the holder, the holder may convert the Series B or Series C Preferred Stock into solely that number of shares of Common Stock determined as provided in (i), and forego obtaining the additional Common Stock issuable as calculated in (ii), subject to certain adjustments of the conversion rate for subdivision or combination of the Common Stock.



     To convert Preferred Stock into Common Stock, a holder of Preferred Stock shall send to the Secretary of the Company a dated notice (a "Conversion Notice") setting forth the number of shares of Preferred Stock to be converted, along with the certificate representing the Preferred Stock to be converted.

     Market Price means (i) the closing sale price on the date of a Conversion Notice of a share of Common Stock as reported on the principal securities exchange on which the shares of Common Stock are then listed or admitted to trading or (ii) if not so listed, the average of the closing bid and ask prices for a share of Common Stock on that date as quoted on the Nasdaq National Market System or Nasdaq Small-Cap Market or (iii) if not quoted on Nasdaq, the average of closing bid and ask prices for a share of Common Stock as quoted by the National Quotations Bureau's pink sheets or the National Association of Securities Dealer's OTC Bulletin Board System. If the price of a share of Common Stock shall not be so quoted, "Market Price" shall mean the fair market value of a share of Common Stock as determined by an investment banking firm, with expertise in the Corporation's area of business, appointed by the judge of the 269th Judicial District Court, Harris County, Texas.



     WSI currently owns 5,104,448 shares of the Company's issued and outstanding Common Stock, which represents 52.5% of the Common Stock issued and outstanding as of February 23, 1998. WSI's percentage ownership of the Company's Common Stock upon conversion of the Series B and Series C Preferred Stock will depend upon the conversion rate in effect at the time of conversion. As one example, if all of the Series B and Series C Preferred Stock were converted when the Market Price of Common Stock was $1, assuming no other Common Stock has been issued after February 23, 1998, WSI would own 12,854,448 shares of Common Stock, which would represent 73.6% of the aggregate issued and outstanding Common Stock.



     The exchange of Series A Preferred Stock for Series B Preferred Stock and the conversion of debt to Series C Preferred Stock cannot be completed until the Amendment has been filed with the Delaware Secretary of State. The Company has taken all action required under Delaware law to approve the Amendment, however, since stockholder approval of the Amendment was obtained by written consent rather than at a stockholders' meeting, the Exchange Act will not permit such filing until the expiration of 20 calendar days from the date hereof. Upon the expiration of such 20 day period, the Company will file the Amendment and the Certificates of Designation of the Series B Preferred Stock and the Series C Preferred Stock with the Delaware Secretary of State, and the exchange of Series A Preferred Stock for Series B Preferred Stock and the conversion of debt to Series C Preferred Stock will be consummated.



     The accompanying unaudited pro forma combined balance sheet is prepared as if these transactions had occurred on December 31, 1997, and the unaudited pro forma combined statement of income was prepared as if these transactions had occurred on September 30, 1997 and the three months ended December 31, 1997.



     On June 24, 1997, the Company and WSI entered into an Exchange Agreement in the form of Exhibit E hereto pursuant to which the Debt Conversion was consummated upon the issuance of 1,000,000 shares of Series A Preferred Stock in exchange for the cancellation of $7,000,000 of debt owed to WSI by the Company. The Company and WSI have not entered into an exchange agreement with respect to the conversion of the Series A Preferred Stock into Series B Preferred Stock upon the filing of the Amendment with the Delaware Secretary of State. Nonetheless, upon the filing of the Amendment the Company intends to designate 7,000,000 shares of Series B Preferred Stock, and WSI intends to exchange all issued and outstanding shares of Series A Preferred Stock for all 7,000,000 shares of Series B Preferred Stock. On February 19, 1998, the Company and WSI entered into a Stock Purchase and Note Modification Agreement in the form of Exhibit F hereto pursuant to which WSI cancelled $750,000 of debt owed to WSI from the Company in exchange for the Company's agreement to issue 750,000 shares of Series C Preferred Stock upon the filing of the Amendment.



     The pro forma consolidated financial statements should be read in conjunction with the financial statements of the Company contained in the Form 10-K for the fiscal year ended September 30, 1997 and the Form 10-Q for the period ended December 31, 1997. The pro forma consolidated financial statements are based on certain assumptions, which are subject to change. These statements do not purport to be indicative of the financial position or results of operations of the Company that might have occurred, nor are they indicative of future results.

                      3CI COMPLETE COMPLIANCE CORPORATION

                      CONSOLIDATED PROFORMA BALANCE SHEETS

                                  (UNAUDITED)


                                     ASSETS


                                                 HISTORICAL                          PROFORMA
                                                DECEMBER 31,       PROFORMA        DECEMBER 31,
                                                    1997          ADJUSTMENTS          1997
                                                ------------      -----------      ------------
Current Assets:
  Cash and cash equivalents...................  $                 $                $
  Restricted cash.............................
  Accounts receivable, net allowances.........     2,991,378                          2,991,378
  Inventory...................................        58,152                             58,152
  Other current assets........................       176,987                            176,987
                                                ------------      -----------      ------------
          Total current assets................     3,226,517      $                   3,226,517
                                                ------------      -----------      ------------
Property, plant and equipment, at cost........    11,096,459                         11,096,459
  Accumulated depreciation....................    (2,712,327)                        (2,712,327)
                                                ------------      -----------      ------------
  Net property, plant and equipment...........     8,384,132      $                   8,384,132
                                                ------------      -----------      ------------
Excess of cost over net assets acquired, net
  of accumulated amortization.................       355,993                            355,993
Other intangible assets, net of accumulated
  amortization................................       255,627                            255,627
                                                ------------      -----------      ------------
          Total assets........................  $ 12,222,269      $                $ 12,222,269
                                                ============      ===========      ============

                        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
  Bank overdrafts.............................  $     24,176                       $     24,176
  Notes payable...............................        38,794                             38,794
  Current portion of long-term debt,
     unaffiliated lenders.....................     1,330,396                          1,330,396
  Accounts payable............................     1,535,526                          1,535,526
  Accounts payable, affiliated companies......       409,156                            409,156
  Accrued liabilities.........................     1,416,118                          1,416,118
  Note payable majority shareholder...........     4,948,746(1)   $  (750,000)        4,198,746
                                                ------------      -----------      ------------
          Total current liabilities...........     9,702,912         (750,000)        8,952,912
                                                ------------      -----------      ------------
Long-term debt unaffiliated lenders, net of
  current portion.............................       685,003                            685,003
                                                ------------      -----------      ------------
          Total liabilities...................    10,387,915         (750,000)        9,637,915
                                                ------------      -----------      ------------
Shareholders' Equity (deficit):
  Preferred stock.............................     7,000,000          750,000         7,750,000
  Treasury stock..............................        (7,065)                            (7,065)
  Common stock................................        91,549                             91,549
  Additional Paid-in capital..................    20,182,543                         20,182,543
  Accumulated deficit.........................   (25,432,673)                       (25,432,673)
                                                ------------      -----------      ------------
          Total Shareholders' equity
            (deficit).........................     1,834,354          750,000         2,584,354
                                                ============      ===========      ============
          Total liabilities and shareholders'
            equity(deficit)...................  $ 12,222,269      $                $ 12,222,269
                                                ============      ===========      ============


---------------


(1) To reflect the conversion of $750,000 owed to WSI debt to 750,000 shares of Series C Preferred Stock.



     The Series C Preferred Stock has cumulative dividends from the second anniversary of the original issuance date of the Series C Preferred Stock, at the rate of $.0825 per share per annum, and no more, payable quarterly on the 15th day of July, October, January and April of each year, commencing with a payment on July 15, 1999, accrued from the second anniversary of the original issuance date of the Series C Preferred

Stock. Accruals of dividends shall not bear interest. The Series C Preferred Stock may be converted at any time on or after the second anniversary of the original issuance thereof, in whole but not in part, into full shares of Common Stock of the Company with a Market Price of $750,000 based on a conversion rate determined by (i) dividing $750,000 by the Market Price of the Common Stock on the date of the related notice to Company, (ii) plus an amount of cash determined by subtracting the quotient calculated in (i) and subtracting from $750,000; provided however, that at the option of the holder, the holder may convert the Series C Preferred Stock into solely that number of shares of Common Stock determined as provided in (i), and forego obtaining the additional Common Stock issuable as calculated in (ii), subject to certain adjustments of the conversion rate for subdivision or combination of the Common Stock.

                      3CI COMPLETE COMPLIANCE CORPORATION



                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATION


                                  (UNAUDITED)



                                                    HISTORICAL                        PROFORMA
                                                   THREE MONTHS                     THREE MONTHS
                                                      ENDED                            ENDED
                                                   DECEMBER 31,      PROFORMA       DECEMBER 31,
                                                       1997         ADJUSTMENTS         1997
                                                  --------------    -----------    --------------
Revenues........................................    $4,600,534                       $4,600,534
Expenses:
  Cost of services..............................     3,437,167                        3,437,167
  Depreciation and amortization.................       294,979                          294,979
  Selling, general and administrative...........       767,959                          767,959
                                                    ----------      ----------       ----------
  Net income (loss) from Operations.............    $  100,429      $                $  100,429
Other income (expense):
Interest and other expense......................      (223,131)         78,418(1)      (144,713)
                                                    ----------      ----------       ----------
Loss before income taxes and accretion of stock
  put...........................................      (122,702)         78,418          (44,284)
                                                    ----------      ----------       ----------
Income taxes....................................
                                                    ----------      ----------       ----------
Net loss........................................    $ (122,702)     $   78,418       $  (44,284)(2)
                                                    ==========      ==========       ==========
Weighted average shares outstanding.............     9,153,833       9,153,833        9,153,833
                                                    ==========      ==========       ==========
Net loss per common share.......................    $    (0.01)     $     0.01       $    (0.00)
                                                    ==========      ==========       ==========


---------------


(1) To remove interest expense related to the conversion of $750,000 of a WSI promissory note to Preferred Stock as if the conversion had been completed on October 1, 1996.



(2) The Series C Preferred Stock is cumulative and accrues $61,875 of dividends per annum beginning on the second anniversary of original issuance. Had the dividends accrued during the three months ended December 31, 1997, such dividends would have aggregated $15,468.75 and would have increased the net loss to $59,752, or $(0.1) per share.

                      3CI COMPLETE COMPLIANCE CORPORATION



                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATION



                                                     HISTORICAL                       PROFORMA
                                                     YEAR ENDED                      YEAR ENDED
                                                   SEPTEMBER 30,      PROFORMA      SEPTEMBER 30,
                                                        1997         ADJUSTMENTS        1997
                                                   --------------    -----------    -------------
Revenues.........................................   $18,789,749                      $18,789,749
Expenses:
  Cost of services...............................    14,285,834                       14,285,834
  Depreciation and amortization..................     1,352,015                        1,352,015
  Selling, general and administrative............     3,080,398                        3,080,398
                                                    -----------      ----------      -----------
  Net income (loss) from Operations..............        71,502                           71,502
Other income (expense):
Interest and other expense.......................    (1,159,690)         31,803(1)    (1,127,887)
                                                    -----------      ----------      -----------
Loss before income taxes and accretion of stock
  put............................................    (1,088,188)         31,803       (1,056,385)
                                                    -----------      ----------      -----------
Income taxes.....................................
Accretion of stock put...........................
                                                    -----------      ----------      -----------
Net loss.........................................   $(1,088,188)     $   31,803      $(1,056,385)(2)
                                                    ===========      ==========      ===========
Weighted average shares outstanding..............     9,064,071       9,064,071        9,064,071
                                                    ===========      ==========      ===========
Net loss per common share........................   $     (0.12)     $     0.00      $     (0.12)
                                                    ===========      ==========      ===========


---------------


(1) To remove the interest expense related to the conversion of $7,500,000 of a WSI promissory note to Preferred Stock as if the conversion had been completed on October 1, 1996.



(2) The Series C Preferred Stock is cumulative and accrues $61,875 of dividends per annum beginning on the second anniversary of original issuance. Had the dividends accrued during the fiscal year ended September 30, 1997, such dividends would have aggregated $61,875 and would have increased the net loss to $1,118,260, or $(.12) per share.


STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED


     The Company has 9,714,311 issued and outstanding shares of Common Stock, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. WSI owns 5,104,448 shares, or 52.5%, of all issued and authorized shares of the Company's Common Stock. By written consent dated February 19, 1998, WSI approved the adoption and implementation of the Amendment, such consent to take effect 20 days following the mailing of this Information Statement or on such other date as may be specified by the board of directors. Such action is sufficient to satisfy the applicable requirements of Delaware law that such actions be approved by stockholders. Accordingly, stockholders will not be asked to take further action on the Amendment at any future meeting.



                              THE PREFERRED STOCK



     Effective 20 days after the date of this Information Statement, the Company's Certificate of Incorporation will be amended to authorize the issuance of up to 16,050,000 share of Preferred Stock. The Board of Directors has designated 1,000,000 shares of Preferred Stock as Series A Convertible Preferred Stock and has entered into agreements to designate 7,000,000 shares of Preferred Stock as Series B Convertible Preferred Stock and 750,000 shares of Preferred Stock as Series C Convertible Preferred Stock. The rights, preferences, privileges and voting powers of each series of Preferred Stock are set forth below.

SERIES A PREFERRED STOCK



     DIVIDENDS. The holders of Series A Preferred Stock shall not be entitled to receive any fixed dividends and shall be entitled to receive such cash dividends as may be declared from time to time by the Board of Directors in its discretion, from any assets legally available for the payment of dividends; however, for so long as any shares of Series A Preferred Stock shall be outstanding, without the written consent of the holders of a majority in interest of the Series A Preferred Stock, the Company shall not (i) purchase or redeem any shares of its Common Stock, or (ii) declare, pay or set apart for any payment any dividend on its Common Stock. Notwithstanding the foregoing, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, and if declared by the Company's Board of Directors out of assets of the Company legally available for such payment, cumulative dividends from the second anniversary of the original issuance date of the Series A Preferred Stock, at the rate of $.5775 per share per annum, and no more, payable quarterly on the 15th day of July, October, January and April of each year, commencing with a payment on July 15, 1999, accrued from the second anniversary of the original issuance date of the Series A Preferred Stock. Such dividends shall be cumulative from the second anniversary of the original issuance date of the Series A Preferred Stock. Accruals of dividends shall not bear interest.



     Before any dividends (other than dividends payable in capital stock ranking junior to the Series A Preferred Stock both as to dividends and upon liquidation) on, or any distribution in respect of, any class or classes of stock of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation, shall be declared or paid or set apart for payment, and before any purchase or redemption of any such stock, the holders of Series A Preferred Stock shall have received payment in full of all dividends, if any, in arrears on the Series A Preferred Stock. No dividend shall be declared on any series of preferred stock ranking on a parity with the Series A Preferred Stock as to dividends unless there shall likewise be or have been declared on the shares of Series A Preferred Stock at the time outstanding a dividend of like kind for all dividend periods coinciding with or ending before such dividend period, ratably in proportion to the respective annual dividend rates per annum fixed therefor.



     REDEMPTION. The shares of Series A Preferred Stock may be redeemed at any time on or after the second anniversary of the original issuance date of the Series A Preferred Stock at the option of the Company in whole or, from time to time, in part, in any such case at a per share redemption price equal to $7.00, plus accrued dividends, if any. In case of redemption of only a part of the Series A Preferred Stock at the time outstanding, the shares to be redeemed shall be selected by lot.



     Any shares of the Series A Preferred Stock redeemed, purchased or otherwise acquired by the Company or converted into Common Stock shall be deemed retired and shall be canceled and may not under any circumstances thereafter be reissued or otherwise disposed of by the Company.



     CONVERSION. The Series A Preferred Stock may be converted at any time on or after the second anniversary of the original issuance thereof into full shares of Common Stock of the Company based on a Conversion Rate (defined below) of Series A Preferred Stock to Common Stock equal to $7.00 divided by the Market Price (defined below) of the Common Stock on the date of the related Conversion Notice (defined below) (the conversion rate from time to time in effect being hereinafter referred to as the "Conversion Rate"); provided, however, that the Conversion Rate of Series A Preferred Stock to Common Stock shall never be greater than 1 to 7 (i.e., all 1,000,000 shares of Series A Preferred Stock shall be convertible into an aggregate of no more than 7,000,000 shares of Common Stock); and provided further that the Conversion Rate of Series A Preferred Stock to Common Stock shall never be less than 1 to 1 (i.e., all 1,000,000 shares of Series A Preferred Stock shall be convertible into no fewer than an aggregate of 1,000,000 shares of Common Stock), subject to such adjustments, if any, of the Conversion Rate and the securities or other property issuable upon such conversion pursuant to the provisions set forth below. If at any time shares of Series A Preferred Stock are presented for conversion, the Company does not have sufficient shares of Common Stock authorized for issuance upon conversion thereof, then the converting holder shall receive the maximum number of shares of Common Stock available for issuance by the Company upon such conversion, and with respect to the remaining shares of Series A Preferred Stock that the Company is unable to convert to Common Stock, the converting holder shall receive a note of the Company (a "Conversion Note") in a principal amount equal to the number of shares of Series A Preferred Stock that remains unconverted times $7.00, such Conversion Note to bear interest at the rate of 8.25% per annum, with such interest to be cumulative from the date of original issuance of the Series A Preferred Stock. If more than one holder of Series A Preferred Stock presents shares of Series A Preferred Stock for conversion, and the Company does not have sufficient shares of Common Stock authorized for issuance upon such conversion, then the number of shares of Common Stock issuable to each such converting holder shall be allocated pro rata among all converting holders based on the number of shares of Series A Preferred Stock presented for conversion, and each such converting holder shall receive a Conversion Note in the principal amount determined as provided below.



     To convert Series A Preferred Stock into Common Stock, a holder of Series A Preferred Stock shall send to the Secretary of the Company a dated notice (a "Conversion Notice") setting forth the number of shares of Series A Preferred Stock to be converted, along with the certificate representing the Series A Preferred Stock to be converted. Upon receipt of a Conversion Notice and the surrendered certificate representing the Series A Preferred Stock to be converted into Common Stock, the Company shall cause a certificate representing the Common Stock issued pursuant to such conversion (and, if applicable, a Conversion Note in the principal amount determined as set forth above) to be delivered to the converting holder, along with a certificate representing any shares of Series A Preferred Stock that were not converted into Common Stock.



     All shares of Series A Preferred Stock that have not been redeemed or converted into Common Stock on or before the fifth anniversary of the original issuance of the Series A Preferred Stock shall automatically, without further action of the Company or any holder of Series A Preferred Stock, be converted into Common Stock based on the Conversion Rate then in effect. Upon such automatic conversion, the Company shall send a notice to each record holder of Series A Preferred Stock that such shares of Series A Preferred Stock have been converted into Common Stock, along with appropriate instructions for the surrender of certificates representing Series A Preferred Stock in exchange for certificates representing the Common Stock into which such Series A Preferred Stock has been converted. Upon automatic conversion of Series A Preferred Stock, the shares of Series A Preferred Stock shall no longer be considered outstanding, and the certificates representing such Series A Preferred Stock shall be void for all purposes except for the purpose of surrender to the Company in exchange for the certificates representing the Common Stock into which such Series A Preferred Stock was converted.



     "Market Price" means (i) the closing sale price on the date of a Conversion Notice of a share of Common Stock as reported on the principal securities exchange on which the shares of Common Stock are then listed or admitted to trading or (ii) if not so listed, the average of the closing bid and ask prices for a share of Common Stock on that date as quoted on the Nasdaq National Market System or Nasdaq Small-Cap Market or (iii) if not quoted on Nasdaq, the average of closing bid and ask prices for a share of Common Stock as quoted by the National Quotations Bureau's pink sheets or the National Association of Securities Dealer's OTC Bulletin Board System. If the price of a share of Common Stock shall not be so quoted, "Market Price" shall mean the fair market value of a share of Common Stock as the holders of the Series A Preferred Stock of the Company shall mutually agree or, in the absence of such an agreement, as determined by an investment banking firm, with expertise in the Company's area of business, selected by the holders of the Series A Preferred Stock and approved by the Company, such approval not to be unreasonably withheld.



     The Conversion Rate shall be subject to the following adjustments:



          (i) While any shares of Series A Preferred Stock are outstanding, if the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Rate in effect immediately before such subdivision or combination, as the case may be, shall be proportionately increased or decreased (adjusted to the nearest, or if there shall be no nearest, then to the next lower, thousandth of a share of Common Stock), as the case may require, such increase or decrease, as the case may be, to become effective at the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (ii) No adjustment of the Conversion Rate shall be made by reason of the issuance of shares of Common Stock in exchange for cash, property, or services.



          (iii) In case of any reclassification or change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation, or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Company, each holder of shares of the Series A Preferred Stock then outstanding shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert such shares into the kind and number or amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of shares of Common Stock of the Company into which such shares of the Series A Preferred Stock might have been converted immediately before such reclassification, change, consolidation, merger, sale, or conveyance; provided, that effective provision shall be made, in the articles or certificate of incorporation of the resulting or surviving corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the Series A Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the Series A Preferred Stock remaining outstanding or other convertible preferred stock received by the holders in place thereof; and provided, further, that any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Series A Preferred Stock remaining outstanding, or other convertible preferred stock received by the holders in place thereof, shall be entitled to receive, and to make provisions for the protection of the conversion right as above provided. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the shares of Common Stock of the Company for the purposes of this subparagraph (iii).



     No fraction of a share of Common Stock shall be issued upon any conversion, but, in lieu thereof, there shall be paid to the holder of shares of Series A Preferred Stock surrendered for conversions as soon as practicable after the date such shares of Series A Preferred Stock are surrendered for conversion, an amount in cash equal to the same fraction of the market value of a full share of Common Stock as shall be determined, in good faith by the board of directors of the Company.



     DISSOLUTION. In the event of the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, or in the event of its insolvency, there shall be paid to the holders of the Series A Preferred Stock an amount equal to that which would have been payable if the Series A Preferred Stock had been redeemed on the date of such payment before any distribution of assets or payment shall be made to the holders of any other class of capital stock of the Company. If the assets of the Company available for distribution to the holders of Series A Preferred Stock shall be insufficient to permit payment to the holders of the Series A Preferred Stock of the full amount or amounts aforesaid, then the entire assets of the Company shall be distributed ratably among the holders of the Series A Preferred Stock then outstanding according to the number of shares held by each. After the amounts provided for above have been paid or distributed, any assets remaining shall be paid to or distributed among the holders of Common Stock pro rata on a per-share basis.



     VOTING RIGHTS. Except as otherwise required by law or expressly provided for below, the holders of Series A Preferred Stock shall have no voting rights. If and when the Company shall be in default in the payment of dividends on the Series A Preferred Stock, and such default continues for a period of two fiscal quarters, then the holders of the outstanding shares of Series A Preferred Stock, voting separately as a single class, shall become entitled to elect two directors of the Company, such additional directors to serve in addition to the directors then in office. Such right to elect additional directors may be exercised (i) by action taken by the written consent of the holders of a majority of the shares of Series A Preferred Stock then outstanding, (ii) at any annual meeting of stockholders or (iii) within the limitations hereinafter provided, at a special meeting of stockholders held for such purpose. If such default shall occur more than two fiscal quarters preceding the date of the next annual meeting of stockholders as fixed by the Bylaws of the Company, then a special meeting of the holders of the Series A Preferred Stock may, and upon the written request of the holders of not less than one-fourth of the number of shares of Series A Preferred Stock then outstanding, addressed to the Secretary of the Company, shall, be called by the Secretary of the Company, such meeting to be held within 60 days after such call and within 60 days after the delivery to the Secretary of such request. Such additional directors, whether elected by written consent or at an annual or a special meeting, shall serve until the next annual meeting and until their successors shall be duly elected and qualified, unless their term shall sooner terminate pursuant to the provisions of this paragraph. At any meeting for the purpose of electing such additional directors, the holders of a majority of the shares of Series A Preferred Stock then outstanding shall constitute a quorum, and any such meeting shall be valid notwithstanding that a quorum of the outstanding shares of any other class or classes shall be present, the number of directors constituting the whole board of directors shall be deemed to be increased by a number sufficient to carry out the provisions of this paragraph. If a vacancy shall occur in the board of directors by reason of the death, resignation, or inability to act of any such additional director, such vacancy shall be filled only by vote of the holders of the outstanding shares of Series A Preferred Stock, voting separately as a single class, acting by written consent or at any annual meeting or at a special meeting of the holders of shares of the Series A Preferred Stock requested, called and held in the same manner as the special meeting hereinabove referred to. Whenever a default in the Company's obligations to pay dividends on the Series A Preferred Stock has been cured by the Company, then the right of the holders of the Series A Preferred Stock to elect directors shall thereupon cease, and, if any such additional directors were elected by the holders of shares of Series A Preferred Stock, voting separately as a class, the term of such directors shall then terminate, and the number of directors constituting the whole board of directors shall be reduced by the number of such terminated directors. The above provisions for the vesting of such voting rights in the holders of Series A Preferred Stock shall apply, however, in case of any subsequent default under this paragraph.



     EXCLUSION OF OTHER RIGHTS. Except as otherwise required by law, the shares of Series A Preferred Stock shall not have any preferences or relative participating, optional or other special rights except as specifically set forth above. No shares of any class of the corporation's capital stock shall have more preemptive or subscription rights.



     RESTRICTIONS ON TRANSFER. The Series A Preferred stock and the Common Stock issuable upon conversion thereof will not be registered under the Securities Act of 1933 (the "Securities Act"), and as such, will be restricted securities as defined in Rule 144 under the Securities Act. The Company has no obligation to register the Series a Preferred Stock or the Common Stock issuable upon conversion thereof under the securities Act. The certificates representing the Series A Preferred Stock and the Common Stock issuable upon conversion thereof will bear restrictive legends setting forth those restrictions on transferability.



SERIES B AND C PREFERRED STOCK



     DIVIDENDS. The holders of shares of Series B or C Preferred Stock shall be entitled to receive, when, and if declared by the Company's Board of Directors out of assets of the Company legally available for such payment, cumulative dividends from the second anniversary of the original issuance date of the Series B or C Preferred Stock, at the rate of $ .0825 per share per annum, and no more, payable quarterly on the 15th day of July, October, January and April of each year, commencing with a payment on July 15, 1999, of dividends accrued from the second anniversary of the original issuance date of the Series B or C Preferred Stock. Such dividends shall be cumulative from the second anniversary of the original issuance date of the Series B or C Preferred Stock. Accruals of dividends shall not bear interest. For so long as any shares of Series B or C Preferred Stock shall be outstanding, without the written consent of the holders of a majority in interest of the Series B or C Preferred Stock, the Company shall not (i) purchase or redeem any shares of its Common Stock, or (ii) declare, pay or set apart for any payment any dividend on its Common Stock.



     Before any dividends (other than dividends payable in capital stock ranking junior to the Series B or C Preferred Stock both as to dividends and upon liquidation) on, or any distribution in respect of, any class or classes of stock of the Company ranking junior to the Series B Preferred Stock as to dividends or upon liquidation, shall be declared or paid or set apart for payment, and before any purchase or redemption of any such stock, the holders of Series B or C Preferred Stock shall have received payment in full of all dividends, if any, in arrears on the Series B or C Preferred Stock. No dividend shall be declared on any Series of preferred stock ranking on a parity with the Series B or C Preferred Stock as to dividends unless there shall likewise be or have been declared on the shares of Series B or C Preferred Stock at the time outstanding a dividend of like kind for all dividend periods coinciding with or ending before such dividend period, ratably in proportion to the respective annual dividend rates per annum fixed therefor.



     REDEMPTION. The shares of Series B or C Preferred Stock may be redeemed at any time on or after the second anniversary of the original issuance date of the Series B or C Preferred Stock at the option of the Company in whole or, from time to time, in part, in any such case at a per share redemption price equal to $1.00, plus accrued dividends, if any. In case of redemption of only a part of the Series B or C Preferred Stock at the time outstanding, the shares to be redeemed shall be selected by lot.



     Any shares of the Series B or C Preferred Stock redeemed, purchased or otherwise acquired by the Company or converted into Common Stock shall be deemed retired and shall be canceled and may not under any circumstances thereafter be reissued or otherwise disposed of by the Company.



     CONVERSION OF SERIES B OR C PREFERRED STOCK. The Series B or C Preferred Stock may be converted at any time on or after the second anniversary of the original issuance thereof, in whole but not in part, into full shares of Common Stock of the Company with a Market Price (defined below) of $7,000,000 for Series B Preferred Stock or $750,000 for Series C Preferred Stock based on a Conversion Rate (the "Conversion Rate") determined by (i) dividing $7,000,000 for Series B Preferred Stock or $750,000 for Series C Preferred Stock by the Market Price of the Common Stock on the date of the related Conversion Notice (defined below), (ii) plus an amount of cash determined by subtracting the quotient calculated in (i) and subtracting from $7,000,000 for Series B Preferred Stock or $750,000 for Series C Preferred Stock; provided however, that at the option of the holder, the holder may convert the Series B or C Preferred Stock into solely that number of shares of Common Stock determined as provided in (i), and forego obtaining the additional Common Stock issuable as calculated in (ii), subject to such adjustments, if any, of the Conversion Rate and the securities or other property issuable upon such conversion pursuant to the provisions set forth below.



     To convert Series B or C Preferred Stock into Common Stock, a holder of Series B or Series C Preferred Stock shall send to the Secretary of the Company a dated notice (a "Conversion Notice") setting forth the number of shares of Series B or C Preferred Stock to be converted, along with the certificate representing the Series B or C Preferred Stock to be converted. Upon receipt of a Conversion Notice and the surrendered certificate representing the Series B or C Preferred Stock to be converted into Common Stock, the Company shall cause a certificate representing the Common Stock issued pursuant to such conversion to be delivered to the converting holder, along with a certificate representing any shares of Series B or C Preferred Stock that were not converted into Common Stock.



     All shares of Series B or C Preferred Stock that have not been redeemed or converted into Common Stock on or before the fifth anniversary of the original issuance of the Series B Preferred Stock shall automatically without further action of the Company or any holder of Series B or C Preferred Stock, be converted into Common Stock based on the Conversion Rate then in effect. Upon such automatic conversion, the Company shall send a notice to each record holder of Series B or C Preferred Stock that such shares of Series B or C Preferred Stock have been converted into Common Stock along with appropriate instructions for the surrender of certificates representing Series B or C Preferred Stock in exchange for certificates representing the Common Stock into which such Series B or C Preferred Stock has been converted. Upon automatic conversion of Series B or C Preferred Stock pursuant to this paragraph, the shares of Series B or C Preferred Stock shall no longer be considered outstanding, and the certificates representing such Series B or C Preferred Stock shall be void for all purposes except for the purpose of surrender to the Company in exchange for the certificates representing the Common Stock into which such Series B or C Preferred Stock was converted.



     Market Price means (i) the closing sale price on the date of a Conversion Notice of a share of Common Stock as reported on the principal securities exchange on which the shares of Common Stock are then listed or admitted to trading or (ii) if not so listed, the average of the closing bid and ask prices for a share of Common

Stock on that date as quoted on the Nasdaq National Market System or Nasdaq Small-Cap Market or (iii) if not quoted on Nasdaq, the average of closing bid and ask prices for a share of Common Stock as quoted by the National Quotations Bureau's pink sheets or the National Association of Securities Dealer's OTC Bulletin Board System. If the price of a share of Common Stock shall not be so quoted, "Market Price" shall mean the fair market value of a share of Common Stock as determined by an investment banking firm, with expertise in the Corporation's area of business, appointed by the judge of the 269th Judicial District Court, Harris County, Texas.



     The Conversion Rate shall be subject to the following adjustments:



          (i) While any shares of Series B or C Preferred Stock are outstanding, in case the Company shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Rate in effect immediately before such subdivision or combination, as the case may be, shall be proportionately increased or decreased (adjusted to the nearest, or if there shall be no nearest, then to the next lower, thousandth of a share of Common Stock), as the case may require, such increase or decrease, as the case may be, to become effective at the opening of business on the day following the day upon which such subdivision or combination becomes effective.



          (ii) No adjustment of the Conversion Rate shall be made by reason of the issuance of shares of Common Stock in exchange for cash, property, or services.



          (iii) In case of any reclassification or change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation, or in case of any sale or conveyance to another corporation of all or substantially all of the property of the Company, each holder of shares of the Series B or C Preferred Stock then outstanding shall have the right thereafter, so long as his conversion right hereunder shall exist, to convert such shares into the kind and number or amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance, by a holder of the number of shares of Common Stock of the Company into which such shares of the Series B or C Preferred Stock might have been converted immediately before such reclassification, change, consolidation, merger, sale, or conveyance, and shall have no other conversion rights under these provisions; provided, that effective provision shall be made, in the articles or certificate of incorporation of the resulting or surviving corporation or otherwise, so that the provisions set forth herein for the protection of the conversion rights of the Series B or C Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of the Series B or C Preferred Stock remaining outstanding or other convertible preferred stock received by the holders in place thereof; and provided, further, that any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities or property as the holders of the Series B Preferred Stock remaining outstanding, or other convertible preferred stock received by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof, and to make provisions for the protection of the conversion right as above provided. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the shares of Common Stock of the Company for the purposes of this subparagraph (iii).



     No fraction of a share of Common Stock shall be issued upon any conversion, but, in lieu thereof, there shall be paid, to the holder of shares of Series B or C Preferred Stock surrendered for conversion as soon as practicable after the date such shares of Series B or C Preferred Stock are surrendered for conversion, an amount in cash equal to the same fraction of the market value of a full share of Common Stock as shall be determined, in good faith by the board of directors of the Company.



     DISSOLUTION. In the event of the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, or in the event of its insolvency, there shall be paid to the holders of the Series B or C Preferred Stock an amount equal to that which would have been payable if the Series B or C

Preferred Stock had been redeemed on the date of such payment before any distribution of assets or payment shall be made to the holders of any other class of capital stock of the Company. If the assets of the Company available for distribution to the holders of Series B or C Preferred Stock shall be insufficient to permit payment to the holders of the Series B or C Preferred Stock of the full amount or amounts aforesaid, then the entire assets of the Company shall be distributed ratably among the holders of the Series B or C Preferred Stock then outstanding according to the number of shares held by each. After the amounts provided for above have been paid or distributed, any assets remaining shall be paid to or distributed among the holders of Common Stock pro rata on a per share basis.



     VOTING RIGHTS. Except as otherwise required by law or expressly provided for below, the holders of Series B Preferred Stock shall have no voting rights. Except as otherwise required by law, the holders of Series C Preferred Stock shall have no voting rights. If and when the Company shall be in default in the payment of dividends on the Series B Preferred Stock, and such default continues for a period of two fiscal quarters, then the holders of the outstanding shares of Series B Preferred Stock, voting separately as a single class, shall become entitled to elect two directors of the Company, such additional directors to serve in addition to the directors then in office. Such right to elect additional directors may be exercised (A) by action taken by the written consent of the holders of a majority of the shares of Series B Preferred Stock then outstanding, (B) at any annual meeting of stockholders or (C) within the limitations hereinafter provided, at a special meeting of stockholders held for such purpose. If such default shall occur more than two fiscal quarters preceding the date of the next annual meeting of stockholders as fixed by the Bylaws of the Company, then a special meeting of the holders of the Series B Preferred Stock may, and upon the written request of the holders of not less than one-fourth of the number of shares of Series B Preferred Stock then outstanding, addressed to the Secretary of the Company, shall, be called by the Secretary of the Company, such meeting to be held within 60 days after such call and within 60 days after the delivery to the Secretary of such request. Such additional directors, whether elected by written consent or at an annual or a special meeting, shall serve until the next annual meeting and until their successors shall be duly elected and qualified, unless their term shall sooner terminate pursuant to the provisions of this subparagraph. At any meeting for the purpose of electing such additional directors, the holders of a majority of the shares of Series B Preferred Stock then outstanding shall constitute a quorum, and any such meeting shall be valid notwithstanding that a quorum of the outstanding shares of any other class or classes shall be present, the number of directors constituting the whole board of directors shall be deemed to be increased by a number sufficient to carry out the provisions of this subparagraph. If a vacancy shall occur in the board of directors by reason of the death, resignation, or inability to act of any such additional director, such vacancy shall be filled only by vote of the holders of the outstanding shares of Series B Preferred Stock, voting separately as a single class, acting by written consent or at any annual meeting or at a special meeting of the holders of shares of the Series B Preferred Stock requested, called and held in the same manner as the special meeting hereinabove referred to. Whenever a default in the Company's obligations to pay dividends on the Series B Preferred Stock has been cured by the Company, then the right of the holders of the Series B Preferred Stock to elect directors shall thereupon cease, and, if any such additional directors were elected by the holders of shares of Series B Preferred Stock, voting separately as a class, the term of such directors shall then terminate and the number of directors constituting the whole board of directors shall be reduced by the number of such terminated directors. The above provisions for the vesting of such voting rights in the holders of Series B Preferred Stock shall apply, however, in case of any subsequent default under this subparagraph.



     EXCLUSION OF OTHER RIGHTS. Except as otherwise required by law, the shares of Series B or C Preferred Stock shall not have any preferences or relative participating, optional or other special rights except as specifically set forth above. No shares of any class of the corporation's capital stock shall have more preemptive or subscription rights.

                               OTHER INFORMATION

PRINCIPAL STOCKHOLDERS


     The following table sets forth information concerning any person who was the beneficial owner of five percent or more of the Company's outstanding Common Stock as of February 23, 1998. The table also shows information concerning beneficial ownership by all directors, by each of the executive officers of the Company and by all directors and executive officers as a group.



                                                             AMOUNT AND NATURE OF     PERCENT
                                                             BENEFICIAL OWNERSHIP*    OF CLASS
                                                             ---------------------    --------
Waste Systems, Inc.(1)......................................       5,104,448(2)         52.5(2)
  910 Pierremont, Suite 312 Shreveport, Louisiana 71106
River Bay Corporation.......................................         565,500(3)          5.8%
  P.O. Box 13313 Jackson, Mississippi 39236
American Medical Technologies, Inc..........................         680,818(4)          7.0%
  5847 San Felipe, Suite 900 Houston, Texas 77057
Charles D. Crochet(5).......................................         158,209             1.6%
  910 Pierremont, Suite 312 Shreveport, Louisiana 71106
Dr. Werner Kook.............................................              --              --
  910 Pierremont, Suite 312 Shreveport, Louisiana 71106
Dr. Clemens Pues............................................              --              --
  910 Pierremont, Suite 312 Shreveport, Louisiana 71106
Juergen Thomas..............................................              --              --
  910 Pierremont, Suite 312 Shreveport, Louisiana 71106
Curtis W. Crane.............................................              --              --
  910 Pierremont, Suite 312 Shreveport, Louisiana 71106
Valerie L. Banner...........................................              --              --
  910 Pierremont, Suite 312 Shreveport, Louisiana 71106
David J. Schoonmaker........................................              --              --
  910 Pierremont, Suite 312 Shreveport, Louisiana 71106
All directors and executives as a group (7 persons).........         158,209             1.6%


---------------

 * The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose.

    Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the table.


(1) A schedule 13D dated April 17, 1995, reflects that WSI is the beneficial owner of 5,104,448 shares. Such Schedule 13D reflects that WSI is owned 50% by Rethmann V & B GmbH & Co., a German corporation controlled by members of the Rethmann family in Germany, and 50% by Gustav Dieter Edelhoff, Gustav Edelhoff, Heike Edelhoff-Kirchhoff and Heidemarie Edelhoff, members of the Edelhoff family in Germany. The Rethmann Family and the Edelhoff Family share voting and dispositive power with respect to the shares beneficially owned by WSI. The Company has been advised that the interests in WSI owned by the members of the Edelhoff family have been transferred to Lobbe Holding GmbH & Co., a German corporation controlled by members of the Edelhoff family.

(2) Does not include up to 7,000,000 shares of Common Stock issuable upon conversion of the Series A Preferred Stock.


(3) A Schedule 13D dated October 20, 1994, reflects that River Bay Corporation, a Mississippi corporation, is the beneficial owner of 865,500 shares and has sole voting and dispositive power with respect to such shares. The Company repurchased 300,000 shares from River Bay Corporation in October 1997.



(4) Beneficial ownership determined based solely on filings made under the Exchange Act.



(5) Includes 6,500 shares held in the name of Mr. Crochet's son, Chase Crochet. Also included are 112,500 shares which Mr. Crochet has the right to acquire pursuant to the stock options.


CERTAIN TRANSACTIONS

     Set forth below is information concerning the direct and indirect interests in the transactions discussed in this Information Statement by each person who was a director or officer of the Company at any time since the beginning of the Company's last fiscal year.

     Dr. Werner Kook has served as chairman of the board of the Company since October 1995. Dr. Kook has served as a senior officer of various waste management companies controlled by the Rethmann family in Europe for the past five years. Members of the Rethmann family and its affiliates own 50% of the outstanding shares of capital stock of WSI.


     Juergen Thomas has served as a director of the Company since February 1994. Mr. Thomas has served for over 15 years as chief financial officer of various companies associated with the Edelhoff family in Germany. The Edelhoff family and its affiliates own 50% of the outstanding capital stock of WSI.


     Dr. Clemens Pues has served as a director and vice president of the Company since October 1995. Dr. Pues has been working with the AIR Lippewerk Recycling GmbH, a wholly-owned subsidiary of the Rethmann Kreislaufwirtschaft GmbH & Co. KG, since September 1994.

MATERIAL INCORPORATED BY REFERENCE


     The following documents are incorporated herein by reference: The Company's annual report on Form 10-K for the fiscal year ended September 30, 1997; and the Company's quarterly report on Form 10-Q for the fiscal quarter ended December 31, 1997.


                                 OTHER MATTERS


     The Company's annual report on Form 10-K covering the year ending September 30, 1997 and the Company's quarterly report on Form 10-Q covering the quarter ending December 31, 1997 accompany this Information Statement.


                                            By Order of the Board of Directors

                                            /s/ CURTIS W. CRANE

                                            CURTIS W. CRANE


February 27, 1998

                                 EXHIBIT INDEX



Exhibit A     Form of Amendment to the Certificate of Incorporation of 3CI
              Complete Compliance Corporation



Exhibit B     Form of Certificate of Designation of Series A Preferred Stock



Exhibit C     Form of Certificate of Designation of Series B Preferred Stock



Exhibit D     Form of Certificate of Designation of Series C Preferred Stock



Exhibit E     Form of Exchange Agreement



Exhibit F     Form of Stock Purchase and Note Modification Agreement